EXHIBIT 99.1

PERFORMANCE SPORTS GROUP PROVIDES UPDATE REGARDING REPORTING AND REGULATORY MATTERS

EXETER, NH – January 12, 2017 – Performance Sports Group Ltd. (OTC: PSGLQ) (“Performance Sports Group” or the “Company”), a leading developer and manufacturer of high performance sports equipment and apparel, and certain of its U.S. and Canadian subsidiaries have filed a monthly operating report for the period beginning October 31, 2016 and ending November 30, 2016 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the chapter 11 cases captioned In re BPS US Holdings, Inc. et al.,  Ch. 11 Case No. 16-12373 (Bankr. D. Del. Oct. 31, 2016) [Docket No. 532]. See “Caution Regarding the Monthly Operating Report and Monitor’s Report” below.
It is further anticipated that Ernst & Young Inc., in its capacity as monitor to the Company, as appointed by order of the Ontario Superior Court of Justice (Commercial List) (the “CCAA Court”), intends to file a report (the “Monitor Report”) on or about January 13, 2017, which is expected to include an appendix containing certain financial information. See “Caution Regarding the Monthly Operating Report and Monitor’s Report” below.
The Company is also providing a bi-weekly status update in accordance with its obligations under the alternative information guidelines set out in National Policy 12-203 - Cease Trade Orders for Continuous Disclosure Defaults (“NP 12-203”). As previously announced, the Company is subject to a management cease trade order issued by the Ontario Securities Commission, the Company’s principal regulator in Canada, in connection with the delayed filing of its Annual Report on Form 10-K, including its annual audited financial statements for the fiscal year ended May 31, 2016 and the related management's discussion and analysis (collectively, the “Annual Filings”), and the Company advises that (i) there have been no material changes to the information relating to the delayed filing of its Annual Filings, (ii) it intends to continue to comply with the alternative information guidelines of NP 12-203; (iii) except as previously disclosed, there are no subsequent specified defaults (actual or anticipated) within the meaning of NP 12-203; and (iv) there is no other material information concerning the Company and its affairs that has not been generally disclosed as of the date of this press release.
Additional Information
Additional information is available on the restructuring page of the Company’s website, www.PerformanceSportsGroup.com. For additional information, vendors and customers may call the Company's toll free hotline at 1-844-531-7079 in North America (603-610-5998 from outside North America).

About Performance Sports Group Ltd.
Performance Sports Group Ltd. (OTC: PSGLQ) is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA and

EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Caution Regarding the Monthly Operating Report and the Monitor’s Report
The Company cautions readers not to place undue reliance upon the information contained in the Monthly Operating Report or the Monitor’s Report, neither of which has been prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. Both the Monthly Operating Report and the Monitor’s Report are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court, in the case of the Monthly Operating Report, and the CCAA Court, in the case of the Monitor’s Report. In each case, the Monthly Operating Report and the Monitor’s Report have not been audited or reviewed by independent accountants nor approved by the audit committee or the board of directors of the Company, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report or the financial information in the Monitor’s Report is complete. Trading in the Company’s securities during the bankruptcy proceedings is highly speculative and poses substantial risks. The Company’s shareholders should not view the trading activity of its common shares on the OTC marketplace or any other market or trading platform as being indicative of the recovery (if any) that the Company’s shareholders may receive in the bankruptcy proceedings. The Monthly Operating Report and the Monitor’s Report also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to applicable securities laws, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to applicable securities laws. Information set forth in the Monthly Operating Report and the Monitor’s Report should not be viewed as indicative of future results nor should such information be viewed as indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements from any other period or that may be expected if the bankruptcy proceedings and related transactions are consummated.

Caution Regarding Forward-Looking Statements
This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to the Company’s intentions to comply with the alternative information guidelines of NP 12-203, matters relating to the Monthly Operating Report and the Monitor’s Report, including with respect to the financial information included therein. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.

Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the uncertainty involved in the bankruptcy proceedings, the liquidity and levels of indebtedness of the Company, including the Company’s ability to accurately forecast cash flow requirements, the business and financial affairs of the Company, the cooperation of the creditors of the Company, the Company’s ability to meet its ongoing obligations during the bankruptcy proceedings, the ability of the Company to maintain relationships with customers, vendors, retail, business partners, employees and other third parties in light of the events leading up to and including the bankruptcy proceedings, the ability to obtain goods and services in a timely and cost effective manner, the Company’s ability to comply with its financial and other covenants and metrics in its debt agreements, as well as any cross-default provisions, the Company’s ability to obtain approval with respect to motions in the bankruptcy proceedings, the Court’s rulings in the bankruptcy proceedings or a decision of any other Canadian or U.S. Court in respect thereof, the outcome of the bankruptcy proceedings in general, the length of time the Company will operate under the bankruptcy proceedings, risks associated with third-party motions in the bankruptcy proceedings, which may interfere with the Company’s ability to develop and consummate the transactions described herein, the potential adverse effects of the bankruptcy proceedings on the Company’s liquidity, results of operations or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal and advisory costs related to the bankruptcy proceedings and other litigation and the inherent risks involved in the bankruptcy process, timing and outcome of the results of the internal investigation being conducted on behalf of the audit committee of the board of directors of the Company in relation to the finalization of the Company’s financial statements and related certification process and the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K dated August 26, 2015, and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company's website at www.performancesportsgroup.com.
Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-430-2111
media@performancesportsgroup.com